UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported):   August 26, 2021

GSI Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33387	77-0398779
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1213 Elko Drive Sunnyvale, California 94089
(Address of principal executive offices)

Registrant's telephone number, including area code:

(408) 331-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.001 par value	GSIT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)       On August 26, 2021, the Board of Directors (the “Board”) of GSI Technology, Inc. (the “Company”) reconstituted its three standing committees, effective immediately. In addition, Kim Le was appointed chair of the Audit Committee, newly elected director Barbara Nelson was assigned to the Nominating and Governance Committee and Jack A. Bradley was designated to serve as lead director. The Audit Committee is now composed of Jack A. Bradley, Elizabeth Cholawsky, Haydn Hsieh and Kim Le (chair). The Compensation Committee is now composed of Jack A. Bradley, Elizabeth Cholawsky (chair), Haydn Hsieh and Ruey L. Lu. The Nominating and Governance Committee is now composed of Jack A. Bradley (chair), Elizabeth Cholawsky, Ruey L. Lu and Barbara Nelson.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on August 26, 2021. At the annual meeting, the matters set forth below were submitted to a vote of the Company’s stockholders. The final tally of shares voted for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.

1.	The Company’s stockholders elected the following eight persons to serve on the Company’s Board of Directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified, with the votes cast as follows:

Director Nominees	For	Withheld	Broker Non-Vote
Jack A. Bradley	13,243,229	2,159,421	4,159,759
Elizabeth Cholawsky	13,256,592	2,146,058	4,159,759
Haydn Hsieh	13,249,232	2,153,418	4,159,759
Kim Le	13,255,657	2,146,993	4,159,759
Ruey L. Lu	13,252,635	2,150,015	4,159,759
Barbara Nelson	13,261,067	2,141,583	4,159,759
Lee-Lean Shu	13,214,695	2,187,955	4,159,759
Robert Yau	13,252,982	2,149,668	4,159,759

2.	The Company’s stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2022, with the votes cast as follows:

Votes For:	17,556,012
Votes Against:	77,080
Abstentions:	1,929,317
Broker Non-Votes:	0

3.	The Company’s stockholders approved an advisory (non-binding) resolution regarding the fiscal 2021 compensation of the executive officers named in the Summary Compensation Table, as disclosed in the Company’s proxy statement for the annual meeting, with the votes cast as follows:

Votes For:	13,064,184
Votes Against:	318,306
Abstentions:	2,020,160
Broker Non-Votes:	4,159,759

4.	The Company’s stockholders approved the amendment and restatement of the Company’s 2016 Equity Incentive Plan in the form attached as Appendix A to the Company’s proxy statement for the annual meeting and this Current Report on Form 8-K as Exhibit 10.1, with the votes cast as follows:

Votes For:	10,224,984
Votes Against:	3,156,902
Abstentions:	2,020,764
Broker Non-Votes:	4,159,759

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1	GSI Technology, Inc. 2016 Equity Incentive Plan, as amended and restated on August 26, 2021

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2021

GSI Technology, Inc.

By:	/s/ Douglas M. Schirle
Douglas M. Schirle
Chief Financial Officer

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